EXHIBIT 3.1

AMENDED AND RESTATED BYLAWS

OF

ASSOCIATED BANC-CORP

Amended ~~October 25~~February 4, ~~2016~~2019

REFERENCE TABLE

BYLAWS OF

ASSOCIATED BANC-CORP

Section

Subject Matter

Page

ARTICLE I

OFFICES

1

Section 1

Principal and Business Offices

1

Section 2

Registered Office

1

ARTICLE II

SHAREHOLDERS

1

Section 1

Annual Meeting

1

Section 2

Special Meetings

1

Section 3

Place of Meeting

3

Section 4

Notice of Meeting

3

Section 5

Conduct of Meetings

3

Section 6

Advance Notice of Shareholder Proposed Business at Annual

Meeting

3

Section 7

Nomination of Directors

5

Section 8

Record Date for Notice, Voting and Distributions

6

Section 9

Shareholders’ List for Meeting

  6

Section 10

Quorum and Voting Requirements for Voting Groups

6

Section 11

Proxies

7

Section 12

Voting of Shares

8

Section 13

Voting Company’s Shares

8

Section 14

Acceptance of Instruments Showing Shareholder Action

8

Section 15

Adjournment

9

Section 16

Waiver of Notice

9

ARTICLE III

BOARD OF DIRECTORS

9

Section 1

General Powers

9

Section 2

Retirement and Nomination of Directors

10

Section 3

Organization Meeting

10

Section 4

Regular Meetings

10

Section 5

Special Meeting

11

Section 6

Notice

11

Section 7

Quorum; Required Vote and Adjournment

11

Section 8

Removal and Resignation

11

Section 9

Vacancies

11

Section 10

Chairman of the Board

12

i

Section 11

Lead Director

12

Section 12

Compensation

12

Section 13

Presumption of Assent

12

Section 14

Committees

12

Section 15

Communications Equipment

13

Section 16

Action by Unanimous Written Consent

13

ARTICLE IV

OFFICERS

13

Section 1

Number

13

Section 2

Election and Term of Office

13

Section 3

Resignation and Removal

14

Section 4

Vacancies

14

Section 5

Chief Executive Officer

14

Section 6

President

14

Section 7

Executive Vice President and Senior Vice Presidents

15

Section 8

Vice President

15

Section 9

Secretary

15

Section 10

Chief Financial Officer

15

Section 11

Other Officers, Assistant Officers and Agents

16

Section 12

Officer Inability to Act

16

Section 13

Compensation

16

ARTICLE V

CONTRACTS, LOANS, CHECKS, AND DEPOSITS

16

Section 1

Contracts

16

Section 2

Loans

16

Section 3

Checks, Drafts, Etc.

17

Section 4

Deposits

17

ARTICLE VI

CORPORATE STOCK

17

Section 1

Certificates for Shares and Uncertificated Shares

17

Section 2

Transfer of Shares

18

Section 3

Restrictions on Transfer

18

Section 4

Lost, Destroyed or Stolen Certificates

18

Section 5

Registered Shareholders

18

Section 6

Consideration for Shares

19

Section 7

Stock Regulations

19

ARTICLE VII

FISCAL YEAR

19

ARTICLE VIII

DIVIDENDS AND FINANCES

19

ARTICLE IX

BOOKS AND RECORDS

20

ii

ARTICLE X

VOTING OF SECURITIES OWNED BY CORPORATION

20

ARTICLE XI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

20

Section 1

Definitions to Indemnification and Insurance Provisions

20

Section 2

Indemnification of Directors, Officers, Employees and Agents

21

Section 3

Determination that Indemnification is Proper

22

Section 4

Allowance of Expenses as Incurred

23

Section 5

Controlled Subsidiaries

23

Section 6

Insurance

23

Section 7

Severability

23

Section 8

Amending the Right to Indemnification

24

ARTICLE XII

AMENDMENTS

24

Section 1

By Directors or Shareholders

24

Section 2

Implied Amendments

24

ARTICLE XIII

SEAL

24

ARTICLE XIV

NOTICE

24

Section 1

Notices Generally

24

Section 2

Notice to Shareholders

25

Section 3

Notice to Directors

25

ARTICLE XV

EMERGENCY PREPAREDNESS

25

Section 1

Emergencies

25

Section 2

Officers Pro Tempore and Disaster

26

Section 3

Alternate Locations

26

iii

AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1 – Principal and Business Offices

The principal office of Associated Banc-Corp (the “Corporation”) in the State of Wisconsin shall be located in the City of Ashwaubenon, County of Brown.  The Corporation may have such other offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Section 2 – Registered Office

The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors

ARTICLE II

SHAREHOLDERS

Section 1 - Annual Meeting

The annual meeting of shareholders shall be held on the fourth (4th) Wednesday in the month of April of each year at 11:00 a.m., or at such other time and date as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting subject to Sections 6 and 7 below.  Every election of directors shall be managed by an inspector of election.  The inspector of election shall hold and conduct the election and shall, after the election has been held, notify under his, her or its hand the Secretary of the Corporation of the results thereof and the names of the directors elected.  If the day fixed for the annual meeting is a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day.  If the election of directors shall not be held at the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.  Failure to hold an annual meeting in one (1) or more years does not affect the validity of any corporate action.

Section 2 - Special Meetings

(a)

Special meetings of the shareholders may be called for any proper purpose or purposes, and may be held at such time and place, within or without the State of Wisconsin, as shall be stated in a notice of special meeting or in a duly executed waiver of notice thereof.  Such special meeting may be called at any time by the Lead Director, the Chairman, the Chief Executive

Officer or the Board of Directors, and shall be called by the Chief Executive Officer at the request of the holders of not less than ten percent (10%) of all the outstanding shares of the Corporation entitled to vote on any issue proposed to be considered at the special meeting.  The record date for determining the shareholders entitled to request a special meeting is the date that the first shareholder signs the request.  No business may be transacted at a special meeting other than the business specified in the notice to the shareholders of such meeting.

(b)

Any request by the shareholders to call a special meeting shall (i) be in writing; (ii) specify the general nature of the business proposed to be transacted at the special meeting; and (iii) be delivered personally or sent by registered mail or by facsimile transmission to the Secretary of the Corporation.  Upon receipt of such a request, the Board of Directors shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Corporation shall prepare a proper notice thereof.

(c)

The Corporation shall not be required to call a special meeting upon shareholder demand unless, in addition to the documents required above by paragraph (b) of this Section 2, the Secretary of the Corporation receives a written agreement signed by each Soliciting Shareholder (as defined below), pursuant to which each Soliciting Shareholder, jointly and severally, agrees to pay the Corporation’s costs of holding the special meeting, including the costs of preparing and mailing proxy materials for the Corporation’s own solicitation, provided that if each of the resolutions introduced by a Soliciting Shareholder at such meeting is adopted, and each of the individuals nominated by or on behalf of any Soliciting Shareholder for election as director at such meeting is elected, then the Soliciting Shareholders shall not be required to pay such costs.  For purposes of this paragraph (c), the following terms have the meanings set forth below:

“Affiliate” has the meaning assigned to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“Participant” shall have the meaning assigned to such term in Rule 14a-12 promulgated under the Exchange Act.

“Proxy” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

“Solicitation” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

“Soliciting Shareholder” shall mean, with respect to any special meeting requested by a shareholder or shareholders, any of the following Persons:  (i) if the number of shareholders signing the request or requests for the meeting delivered to the Corporation pursuant to this Section 2 is 10 or fewer, each shareholder signing any such demand; (ii) if the number of shareholders signing the request or requests for the meeting delivered to the Corporation pursuant to this Section 2 is more than 10, each Person who either (A) was a Participant in any Solicitation of such demand or demands or (B) at the time of the delivery to the

Corporation of the request or requests for the meeting had engaged or intended to engage in any Solicitation of Proxies for use at such special meeting (other than a Solicitation of Proxies on behalf of the Corporation); or (iii) any Affiliate of a Soliciting Shareholder, if a majority of the directors then in office determine, reasonably and in good faith, that such Affiliate should be required to sign the written agreement described in this paragraph (c) in order to prevent the purposes of this Section 2 from being evaded.

Section 3 - Place of Meeting

The Board of Directors may designate any place, within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the Corporation in the State of Wisconsin, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

Section 4 - Notice of Meeting

Notice stating the place, day, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, such notice to be delivered in accordance with the provisions of Article XIV below.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5 – Conduct of Meetings

Meetings of the shareholders shall be presided over by the Chairman of the Board, or in his or her absence, one of the following persons in the following order, if present and acting: the Lead Director, the Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President, or a Vice President (in the event there be more than one Executive Vice President, Senior Vice President or Vice President, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) or if none of the foregoing is in office and present and acting, by a chairman chosen by the shareholders present.  The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or if none be present, any person appointed by the presiding officer shall act as secretary of the meeting.

Section 6 - Advance Notice of Shareholder Proposed Business at Annual Meeting

At any annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, the proposal of business to be considered by the shareholders must be made (a) pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors;

or (c) otherwise properly brought before the meeting by a shareholder who is a shareholder of record at the time of giving of notice provided for in these Bylaws and at the date of the meeting, is entitled to vote at the meeting and complies with the notice procedures set forth in this Section.

In addition to any other applicable requirements for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal offices of the Corporation and such business must be a proper matter for shareholder action under the Wisconsin Business Corporation Law.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy-five (75) days nor more than ninety (90) days prior to the anniversary date of the Corporation’s annual meeting of shareholders in the immediately preceding year; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the previous year’s annual meeting, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever occurs first.

The Secretary of the Corporation shall determine whether a notice delivered pursuant to this Section 6 complies with the requirements of this Section 6 so as to be considered properly delivered to the Corporation.  If the Secretary shall determine that such notice has not been properly delivered to the Corporation, the Secretary shall notify the shareholder in writing within five (5) days from the date such notice was received by the Corporation of such determination.

A shareholder’s notice to the Secretary shall be signed by the shareholder of record who intends to make the proposal (or such shareholder’s duly authorized proxy or other representative), shall bear the date of signature of such shareholder (or proxy or other representative) and shall set forth (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and address of the shareholder proposing such business; (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder and any other ownership interest in the shares of the Corporation, whether economic or otherwise, including derivatives and hedges; (d) any material interest of the shareholder in such business; (e) a representation that the person sending the notice is a shareholder of record on the record date and shall remain such through the meeting date; and (f) a representation that such shareholder intends to appear in person or by proxy at such meeting to move the consideration of the business set forth in the notice.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 6; provided, however, that nothing in this Section 6 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedures.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 7 - Nomination of Directors

Only persons nominated in accordance with the following procedures in this Section 7 shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at any meeting of shareholders by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the procedures set forth in this Section 7.  Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy-five (75) days nor more than ninety (90) days prior to the anniversary of the date of the Corporation’s annual meeting of shareholders in the immediately preceding year; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the previous year’s annual meeting, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever occurs first.

The Secretary of the Corporation shall determine whether a notice delivered pursuant to this Section 7 complies with the requirements of this Section so as to be considered properly delivered to the Corporation and, if any proposed nomination is not in compliance with this Section 7, to notify such proponent that such proposed nomination shall be disregarded.

A shareholder’s notice to the Secretary shall set forth (a) as to each person proposed to be nominated (i) the name, age, address (business and residence), principal occupation or employment of such person (present and for the past five (5) years), (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Exchange Act); and any other ownership interest in the shares of the Corporation, whether economic or otherwise, including derivatives and hedges and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Exchange Act; and (b) as to the shareholder giving the notice (i) the name and address (business and residential) of the shareholder, and (ii) the number of shares of the Corporation the shareholder beneficially owns (as such term is defined by Section 13(d) of the Exchange Act) and any other ownership interest in the shares of the Corporation, whether economic or otherwise, including derivatives and hedges.  The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a director of the Corporation.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 7.

Nothing in these Bylaws shall require the Corporation to include in any notice, proxy statement or other mailing to shareholders any information regarding nominees or proposals made by shareholders except as otherwise required by law.  Notwithstanding the foregoing provisions of these Sections 6 and 7, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Sections 6 and 7.  The procedures set forth in this Sections 6 and 7 shall apply to all proposals of business to be considered by the shareholders at any annual meeting and is not limited to proposals for business brought pursuant to Rule 14a-8 of the Exchange Act.  Nothing in these Sections 6 and 7 shall be deemed to limit the Corporation’s obligation to include shareholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.   For purposes of Sections 6 and 7, “public disclosure” shall mean disclosure in a press release reported by PR Newswire, the Business Wire, the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 8 - Record Date for Notice, Voting and Distributions

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof or to take any other action, the record date shall be at least thirty (30) days before such meeting or action is scheduled or at such other date fixed in advance by the Board of Directors which in no event shall be set more than seventy (70) days before the meeting or action requiring a determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 8, such determination shall be applied to any adjournment thereof unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.  The record date for determining shareholders entitled to a distribution, other than a distribution involving a purchase, redemption, or other acquisition of the Corporation’s shares, is the date on which the Board of Directors authorizes the distribution, unless the Board of Directors fixes a different record date in advance.

Section 9 - Shareholders’ List for Meeting

Once a record date has been fixed for a meeting, the Secretary of the Corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders’ meeting.  Such list shall be arranged by class or series of shares and show the address of and number of shares held by each shareholder.  The shareholders’ list will be available for inspection by any shareholder or his/her agent or attorney beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing up to and through the time for the meeting or any adjournment thereof at the Corporation’s principal offices, or at a place identified in the meeting notice in the city where the meeting will be held.  A shareholder or his/her agent or attorney may, on written demand, subject to applicable Wisconsin statutes, copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection under this Section.  Refusal or failure to prepare or make available the shareholders’ list does not affect the validity of action taken at the meeting.

Section 10 - Quorum and Voting Requirements for Voting Groups

Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares, represented in person or by proxy, exists with respect to that matter.  Unless the Articles of Incorporation or applicable statutes provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.  Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.  Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting in which a quorum is present.  If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or applicable statutes require a greater number of affirmative votes.

Section 11 - Proxies

At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed, in writing, by the shareholder or by his or her duly authorized attorney in fact.  Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.  Any proxy is suspended when the person executing the proxy is present at a meeting of shareholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy.  At each meeting of the shareholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the Secretary or a person designated by the Secretary, and no shares may be represented or voted under a proxy that has been found to be invalid.

Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy pursuant to this Section, the following shall constitute a valid means by which a shareholder may grant such authority:

(a)

A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy.  Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to facsimile signature; and

(b)

A shareholder may authorize another person or persons to act for such shareholder as proxy by authorizing such person or persons over the Internet, by telephone or by transmitting or authorizing the transmission of a telegram, cablegram, electronic mail or email, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such authorization and/or transmission must either set forth or be submitted with information from which it can be determined that such authorization and/or transmission was authorized by the shareholder.  If it is determined that such authorization and/or transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

Section 12 - Voting of Shares

Each outstanding shareholder entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote in person or by proxy at a meeting of shareholders.

Section 13 - Voting Company’s Shares

Shares of the Corporation belonging to it shall not be voted directly or indirectly at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares held by the Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.  Redeemable shares are not entitled to vote after written notice, properly given, is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank named by the Board of Directors of the Corporation under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

Section 14 - Acceptance of Instruments Showing Shareholder Action

If the name signed on a vote, waiver or proxy appointment does not correspond to the name of a shareholder, the Corporation may accept the vote, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

(a)

The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.

(b)

The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the Corporation requests in its sole discretion, evidence of fiduciary status acceptable to the Corporation is presented with respect to the vote, waiver or proxy appointment.

(c)

The name signed purports to be that of a receive or trustee in bankruptcy of the shareholder and, if the Corporation requests in its sole discretion, evidence of this status acceptable to the Corporation is presented with respect to the vote, waiver or proxy appointment.

(d)

The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests in its sole discretion, evidence acceptable to the Corporation of the signatory’s authority to sign for the shareholder is presented with respect to the vote, waiver or proxy appointment.

(e)

Two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries and the person signing appears to be acting on behalf of all co-tenants or fiduciaries.

Section 15 - Adjournment

An annual or special meeting of shareholders may be adjourned by a majority of shares represented, even if less than a quorum, or by the chairman of the annual or special meeting of shareholders.  Upon being reconvened, the adjourned meeting shall be deemed to be a continuation of the initial meeting; a quorum will be deemed present if a quorum of shares was represented at the initial meeting, and any business that could be conducted at the initial meeting may be considered at the adjourned meeting.  If a quorum was not present at the initial meeting but is present at the adjourned meeting, then any business may be transacted at the adjourned meeting.  A meeting may be adjourned at any time, including after action on one (1) or more matters, and for any purpose including, but not limited to, allowing additional time to solicit votes on one (1) or more matters, to disseminate additional information to shareholders, or to count votes.  No new notice need be given for an adjourned meeting if the time and place of the adjournment are announced at the initial meeting and no new record date for the adjourned meeting is required unless otherwise required by law.

Section 16 - Waiver of Notice

A shareholder may waive any notice required by these Bylaws, the Articles of Incorporation or under the provisions of any applicable statute, before or after the date and time stated in the notice, provided such waiver is in writing and signed by the shareholder entitled to the notice, contains the same information that would have been required in the notice under any applicable provisions under any statute, except that the time and place of the meeting need not be stated. Such waiver must be delivered to the Corporation for inclusion in the corporate records.

A shareholder’s attendance at a meeting, in person or by proxy, waives objection to (a) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting; and (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

ARTICLE III

BOARD OF DIRECTORS

Section 1 - General Powers

The business and affairs of the Corporation shall be governed by its Board of Directors.  The term, number, qualifications and classes, if any, of the Board of Directors shall be as stated in the Corporation’s Articles of Incorporation.

Section 2 - Retirement and Nomination of Directors

(a)

Retirement of Directors – - A director shall retire as a director of the Corporation at the annual meeting following such director's attainment of age ~~72. Once a director~~75; provided, however, that for any director who has attained the age of ~~72, the Board of Directors may waive the retirement age for such director on an annual basis thereafter.~~75 on or before the date of the corporation's annual meeting of shareholders in 2020, such director shall retire as a director of the Corporation no later than the Corporation's annual meeting of shareholders in 2021.

(b)

Nomination of Directors to the Board of Directors - The Board of Directors may appoint a committee consisting solely of independent directors, as defined pursuant to NASDAQ Corporate Governance Rule 5605 and otherwise in compliance with the rules of NASDAQ or the rules of such securities exchange on which the Corporation’s common stock is then listed, to review candidates for membership on the Board of Directors and recommend individuals for nomination to the Board.  Such candidates shall meet the criteria established for nominees to the Board of Directors as may be adopted by the Board of Directors from time to time.

In order to be considered for renomination to an additional term on the Board of Directors, the individual should continue to meet the criteria established for nominees to the Board of Directors.

Section 3 - Organization Meeting

The Secretary, upon receiving the certificate of the inspector of election of the result of any election, shall notify the directors-elect of their election and the Board of Directors shall meet at the main office of the Corporation for the purpose of organizing the new Board and electing and appointing officers of the Corporation for the succeeding year.  Such meeting shall be held immediately after the annual meeting of the shareholders or as soon thereafter as practicable, and, in any event, within thirty (30) days thereof.  If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting from time to time, until the quorum is obtained.

Section 4 - Regular Meetings

A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders, and each adjourned session thereof.  Additional regular meetings of the Board of Directors shall be held on the fourth (4th) Wednesday of each month of January, July, and October at 1:00 p.m. or at such other date and time as is determined by the Chairman of the Board, at the main office of the Corporation or at such other place as is designated by the Chairman of the Board.

Section 5 - Special Meeting

Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, Lead Director, Secretary, or by a majority of the directors.  The person or persons authorized to call special meetings of the Board of Directors may fix any place for holding any special meeting of the Board of Directors called by them.

Section 6 - Notice

Notice of any special meeting shall be given at least forty-eight (48) hours previously thereto, except in the case of an emergency meeting as provided under the Wisconsin Business Corporation Law by written or oral notice as provided for and in accordance with Article XIV below.  Whenever any notice is required to be given to any director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of any statute, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 7 – Quorum; Required Vote and Adjournment

A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.  If less than a quorum is present at a meeting, a majority of the directors may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.  The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 8 - Removal and Resignation

Any director may be removed from office only for cause if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director at a special meeting of shareholders called for that purpose.  For purposes of this Section, “cause” shall have the meaning set forth in the Corporation’s Articles of Incorporation.  Any director may resign at any time upon written notice to the Corporation.

Section 9 - Vacancies

Unless otherwise provided in the Articles of Incorporation, when any vacancy occurs among the directors, including a vacancy created by an increase in the number of directors, the remaining members of the Board, in accordance with the Wisconsin Business Corporation Law, may appoint a director to fill such vacancy for the unexpired portion of the term at any regular meeting of the Board or at a special meeting called for that purpose.

Section 10 - Chairman of the Board

The Board of Directors may appoint one (1) of its members to be Chairman of the Board  (“Chairman”) to serve at the pleasure of the Board.  The Chairman shall, when present, preside at all meetings of the shareholders and of the Board of Directors.  The Chairman may also be appointed as Chief Executive Officer.  If no Chief Executive Officer is appointed or in the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s death, inability, or refusal to act, the Chairman shall perform the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  The Chairman shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him/her by the Board of Directors.

Section 11 – Lead Director

The Board of Directors may appoint one (1) of its members to be Lead Director to serve at the pleasure of the Board.  The Lead Director shall preside at all meetings of the shareholders and of the Board of Directors in the absence of the Chairman.

Section 12 - Compensation

The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the Corporation as Lead Director, directors, officers, or otherwise, or may delegate such authority to an appropriate committee.

Section 13 - Presumption of Assent

A director of the Corporation who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he/she objects at the beginning of the meeting or promptly upon his/her arrival to holding the meeting or transacting business at the meeting or unless he/she shall file his/her written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 14 - Committees

The Board of Directors may, by resolution adopted by a majority of the Board, designate one or more committees and may appoint, from time to time, from its own members, two (2) or more persons to such committees that it deems necessary for such purposes and with such powers as the Board may determine, except as otherwise limited by law.   Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.  Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee.

Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum.

Section 15 - Communications Equipment

Members of the Board of Directors or any committee thereof may participate in and act at any meeting of such Board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this Section shall constitute presence in person at the meeting.

Section 16 - Action by Unanimous Written Consent

Any action required or permitted by the Articles of Incorporation or Bylaws or any provision of law to be taken by the Board of Directors (or a committee of the Board of Directors) at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors then in office.  Action taken under this Section 16 is effective when the last director signs the consent, unless the consent specifies a different effective date.  A consent signed under this Section 16 has the effect of a unanimous vote taken at a meeting in which all directors were present, and may be described as such in any document.

ARTICLE IV

OFFICERS

Section 1 - Number

The principal officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and may also consist of President, one (1) or more Executive Vice Presidents, Senior Vice Presidents or Vice Presidents.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.  Any two (2) or more offices may be held by the same person.  In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of Chief Executive Officer, President, Chief Financial Officer and Secretary shall be filled as expeditiously as possible.

Section 2 - Election and Term of Office

The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Each officer shall hold his/her office until his/her successor shall have been duly elected and shall have qualified or until his/her death, or until he/she shall resign or shall have been removed in the manner hereinafter provided.

Section 3 – Resignation and Removal

An officer shall hold office until he or she resigns, dies or is removed hereunder, or a different person is appointed to office.  An officer may resign at any time by delivering an appropriate notice to the Corporation.  The resignation is effective when the notice is delivered, unless the notice specifies a different effective date and the Corporation accepts the later effective date.  Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time, with or without cause, but such removal shall be without prejudice to any contract or other employment rights, if any, of the person so removed.  Election or appointment of an individual as an officer shall not of itself create contract or other employment rights, and any employment relationship of any officer with the Corporation or any of its affiliates may be terminated by the Corporation regardless of whether the Board of Directors acts or has acted to remove such officer.

Section 4 - Vacancies

A vacancy in any principal office because of death, resignation, removal, disqualification, or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

Section 5 – Chief Executive Officer

The Board of Directors shall appoint a Chief Executive Officer, who shall be the principal executive officer of the Corporation.  If a Chief Executive Officer is appointed, he/she, subject to the control of the Board of Directors, shall, in general, supervise and control all of the business and affairs of the Corporation.  The Chief Executive Officer shall, in the absence of the Chairman of the Board and the Lead Director, preside at all meetings of the shareholders and of the Board of Directors.  He/she may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.  Except as otherwise provided by law or directed by the Board of Directors, the Chief Executive Officer may authorize the President, the Executive Vice President or any Vice President or other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead.

Section 6 – President

The Board of Directors may appoint a President who will report to the Chief Executive Officer of the Corporation or such other individual as designated by the Board of Directors.  The President shall have responsibility for the general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect, and in the absence of the Chairman of the Board and the Chief Executive Officer or in the event of their inability or refusal to act shall preside at all meetings of the shareholders and the Board of Directors.  The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the

Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, the Chief Executive Officer or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Chief Executive Officer or the Board of Directors from time to time.

Section 7 - Executive Vice Presidents and Senior Vice Presidents

The Board of Directors may appoint one (1) or more Executive Vice Presidents and Senior Vice Presidents who will report to the Chief Executive Officer, the President, or such other individual as designated by the Board of Directors.  Any Executive Vice President or Senior Vice President may sign with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, and shall perform such other duties as from time to time may be assigned to him/her by the Chief Executive Officer, the President, or the Board of Directors.

Section 8 - Vice President

The Board of Directors may appoint one (1) or more Vice Presidents.  The Vice Presidents shall perform such other duties as from time to time may be assigned by the Chief Executive Officer, President, any Executive Vice President/Senior Vice President, or by the Board of Directors.

Section 9 - Secretary

The Board of Directors shall appoint a Secretary.  The Secretary shall (a) keep the Minutes of the shareholders’ and of the Board of Directors’ meetings in one (1) or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the Chief Executive Officer, President, or an Executive Vice President or Senior Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

Section 10 – Chief Financial Officer

The Board of Directors shall appoint a Chief Financial Officer, who shall be the principal financial officer of the Corporation.  The Chief Financial Officer or his or her designee shall serve as Treasurer of the Corporation and shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever; and deposit all such monies in the name of the

Corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these Bylaws; and (b) in general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the Chief Executive Officer, President, or the Board of Directors. If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of his/her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

Section 11 - Other Officers, Assistant Officers and Agents

Officers, assistant officers and agents, if any, other than those whose duties are provided for in these Bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.  Any Assistant Treasurer, if required by the Board of Directors, shall give a bond for the faithful discharge of his or her duties in such sums and with such sureties as the Board of Directors shall determine.

Section 12 - Officer Inability to Act

In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his or her place, the Board of Directors may from time to time delegate the power or duties of such officer to any other officer or any director or any other person whom it may elect.

Section 13 - Compensation

Compensation of the officers shall be fixed from time to time by the Board of Directors or by any committee of the Board of Directors or officer to whom such authority has been delegated by the Board of Directors or a committee of the  Board of Directors. No officer shall be prevented from receiving such compensation by reason of the fact that he/she is also a director of the Corporation.

ARTICLE V

CONTRACTS, LOANS, CHECKS, AND DEPOSITS

Section 1 - Contracts

The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

Section 2 - Loans

The Board of Directors, without the approval of shareholders, and in accordance with existing applicable laws and regulations, may authorize and issue debt obligations whether or not subordinated.  However, no loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors.  Such authorization may be general or confined to specific instances.

Section 3 - Checks, Drafts, Etc.

All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by or under the authority of resolution of the Board of Directors.

Section 4 – Deposits

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

ARTICLE VI

CORPORATE STOCK

Section 1 - Certificates for Shares and Uncertificated Shares

The shares of the Corporation’s stock, or any class or series thereof, may be certificated and/or uncertificated, as provided under Wisconsin law, and shall be entered in the books of the Corporation and registered as they are issued, including in book entry form if uncertificated.  Each certificate shall be signed either manually or by facsimile by (i) the Chief Executive Officer, the President or an Executive Vice President or Senior Vice President and (ii) the Secretary or an Assistant Secretary.  Any certificates representing shares of the Corporation’s stock shall be consecutively numbered or otherwise identified.  Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors, certifying the number and class of shares of the stock of the Corporation owned by the shareholder.  Any certificate issued to any shareholder shall state on its face the name of the Corporation, that the Corporation is organized under the laws of Wisconsin, the name of the person to whom the shares represented thereby are issued, with the number and class of shares and date of issue.  If the person who signed a share certificate, either manually or in facsimile, no longer holds office when the certificate is issued, then the certificate is nonetheless valid.

Within a reasonable time after the issuance or transfer of any shares of uncertificated stock, the Corporation shall send to the holder thereof a written notice that shall set forth (a) the name of the Corporation, (b) that the Corporation is organized under the laws of the State of Wisconsin, (c) the name of the shareholder, (d) the number and class (and the designation of the series, if any) of the shares represented, (e) any restrictions on the transfer or registration of such shares of stock imposed by the Corporation’s Articles of Incorporation, these Bylaws, any agreement among shareholders, any agreement between shareholders and the Corporation or any applicable law, including, without limitation, the Securities Act of 1933 and the Exchange Act (f) any other information required by the Wisconsin Business Corporation Law.

Section 2 - Transfer of Shares

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books.  Upon surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the Corporation.  Upon the receipt of proper transfer instructions from the holder of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation.  If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.  The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

Section 3 - Restrictions on Transfer

The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation on the transfer of such shares.

Section 4 - Lost, Destroyed or Stolen Certificates

Any person claiming a share certificate to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form and amount, and with one or more sureties satisfactory to the Board of Directors, as the Board of Directors may require, whereupon the Corporation may issue (i) a new certificate or certificates of stock or (ii) uncertificated shares in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen or destroyed.

Section 5 - Registered Shareholders

Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.  The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

Section 6 - Consideration for Shares

The shares of the Corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof.  The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation.  The determination of the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.  The Corporation may place in escrow shares issued in whole or in part for a contract for future services or benefits, a promissory note, or otherwise for property to be received in the future, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits or property are received or the promissory note is paid.  If the services are not performed, the benefits or property are not received or the promissory note is not paid, the Corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

Section 7 - Stock Regulations

The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as they may deem expedient concerning the issue, transfer, and registration of shares of the Corporation.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall begin the first (1st) day of January and end on the thirty-first (31st) day of December in each year.

ARTICLE VIII

DIVIDENDS AND FINANCES

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Corporation’s Articles of Incorporation.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Before making any distribution of profits, there may be set aside out of the net profits of the Corporation such sum or sums as the directors may from time to time, in their absolute discretion, deem expedient as a reserve fund to meet contingencies or for equalizing dividends, or for maintaining any property of the Corporation, or for any other purpose, and profits of any year not distributed as dividends shall be deemed to have been thus set apart until otherwise disposed of by the Board of Directors.

ARTICLE IX

BOOKS AND RECORDS

No shareholder shall have any right to inspect any account or document of the Corporation, except as conferred by law or by resolution of the shareholders or directors; provided, that the provisions of this paragraph shall not be construed as changing in any way the duty of the Treasurer or Secretary to make proper reports to the shareholders at the annual meeting.

ARTICLE X

VOTING OF SECURITIES OWNED BY CORPORATION

Unless otherwise directed by the Board of Directors, the Chief Executive Officer or his or her delegate shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the shareholders or members of any corporation, limited liability company or other entity in which this Corporation may hold securities, and at any such meeting shall possess and may exercise all of the rights and power incident to the ownership of such stock, and which, as the owner thereof, the Corporation might have possessed and exercised if present.

Votes may be cast by proxy on behalf of the Corporation; however, each such proxy must be executed by the Chief Executive Officer, President or Chief Financial Officer and attested by the Secretary without further authority of the Board of Directors.

The Board of Directors may confer similar power to other corporate officers from time to time, which authority may be general or confined to specific instances, upon some other person or officer.  Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

ARTICLE XI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1 - Definitions to Indemnification and Insurance Provisions

(a)

“Director, Officer, Employee or Agent” means any of the following:

(i)

a natural person who, is or was a director, officer, employee or agent of the Corporation;

(ii)

a natural person who, while a director, officer, employee or agent of the Corporation, is or was serving either pursuant to the Corporation’s specific request or as a result of the nature of such person’s duties to the Corporation as a director, officer, partner, trustee, member of any governing or decision making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise;

(iii)

a natural person who, while a director, officer, employee or agent of the Corporation, is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan; or (iv) unless the context requires otherwise, the estate or personal representative of a director, officer, employee or agent.

(b)

“Liability” means the obligation to pay a judgment, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, the agreement to pay any amount in settlement of a proceeding (whether or not approved by a court order), and reasonable expenses and interest related to the foregoing.

(c)

“Party” means a natural person who is or was threatened to be made, a named defendant or respondent in a proceeding.

(d)

“Proceeding” means a threatened, pending or completed civil, criminal, administrative, or investigative action, suit, arbitration, or other proceeding, whether formal or informal (including but not limited to any act or failure to act alleged or determined to have been negligent; to have violated the Employee Retirement Income Security Act of 1974; or to have violated Sections 180.0833, 180.1202 and 180.0832 of the Wisconsin Statutes, or any successor thereto, regarding improper dividends, distributions of assets, or loans to directors), which involves foreign, federal, state or local law and which is brought by or in the right of the Corporation or by any other person or entity, to which the director, officer, employee or agent was a party because he or she is a director, officer, employee or agent.

(e)

“Expenses” mean all reasonable fees, costs, charges, disbursements, attorneys’ fees and any other expenses incurred in connection with the proceeding.

Section 2 - Indemnification of Officers, Directors, Employees and Agents

(a)

The Corporation shall indemnify a director, officer, employee, or agent to the extent he or she has been successful on the merits or otherwise in the defense of any proceeding, for all reasonable expenses.

(b)

In cases not included under Subsection (a), the Corporation shall indemnify a director, officer, employee, or agent against liability and expenses incurred by such person in a proceeding unless it shall have been proven by final judicial adjudication that such person breached or failed to perform a duty owed to the Corporation which constituted:

(i)

A willful failure to deal fairly with the Corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest;

(ii)

A violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful;

(iii)

A transaction from which the director, officer, employee or agent derived an improper personal profit; or

(iv)

Willful misconduct.

(c)

The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of no contest or its equivalent shall not, of itself, create a presumption that the director, officer, employee, or agent did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal proceeding, have reasonable cause to believe that his conduct was unlawful.

Section 3 - Determination that Indemnification is Proper

(a)

Unless provided otherwise by a written agreement between the director, officer, employee or agent and the Corporation, determination of whether indemnification is required under Section 2 shall be made by any method set forth in Section 180.0855 of the Wisconsin Statutes, or any successor thereto.

(b)

A director, officer, employee or agent who seeks indemnification under this Section shall make a written request to the Corporation.  As a further precondition to any right to receive indemnification, the writing shall contain a declaration that the Corporation shall have the right to exercise all rights and remedies available to such director, officer, employee or agent against any other person, corporation, foreign corporation, partnership, joint venture, trust, or other enterprise, arising out of, or related to, the proceeding which resulted in the liability and the expense for which such director, officer, employee, or agent is seeking indemnification, and that the director, officer, employee, or agent is hereby deemed to have assigned to the Corporation all such rights and remedies.

(c)

Indemnification under Subsection 2(a) shall be made within ten (10) days of receipt of a written demand for indemnification.  Indemnification required under Subsection 2(b) shall be made within thirty (30) days of receipt of a written demand for indemnification.

(d)

Indemnification under this Section is not required to the extent the director, officer, employee or agent has previously received indemnification or allowance of expenses from any person or entity, including the Corporation, in connection with the same proceeding.

Section 4 - Allowance of Expenses as Incurred

Upon written request by a director, officer, employee or agent who is a party to a proceeding, the Corporation shall pay or reimburse his or her reasonable expenses as incurred if the director, officer, employee or agent provides the Corporation with all of the following:

(a)

A written affirmation of his or her good faith belief that he or she is entitled to indemnification under this Article XI; and

(b)

A written undertaking, executed personally or on his or her behalf, to repay all amounts advanced without interest to the extent that it is ultimately determined that indemnification under Section 2(b) of this Article XI is prohibited.

The undertaking under this subsection shall be accepted without reference to the director’s, officer’s, employee’s or agent’s ability to repay the allowance.  The undertaking shall be unsecured.

Section 5 - Controlled Subsidiaries

All officers, directors, agents and employees of controlled subsidiaries of the Corporation shall be deemed for purposes of this Article XI to be serving as officers, directors, agents and employees at the request of the Corporation.  The right to indemnification granted to such officers, directors, agents and employees by this Article XI shall not be subject to any limitation or restriction imposed by any provisions of the Articles of Incorporation or Bylaws of a controlled subsidiary; provided, however, that any right to indemnification so granted shall be subject to and limited by the laws and regulations of any applicable regulatory authority to which any controlled subsidiary is subject.  For purposes hereto, a “controlled subsidiary” means any corporation at least eighty percent (80%) of the outstanding voting stock of which is owned by the Corporation or another controlled subsidiary of the Corporation.

Section 6 - Insurance

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is a director, officer, employee, or agent against any liability asserted against or incurred by the individual in any such capacity or arising out of his status as such, regardless of whether the Corporation is required or authorized to indemnify or allow expenses to the individual under this Section.

Section 7 - Severability

The provisions of this Article XI shall not apply in any circumstance where a court of competent jurisdiction determines that indemnification would be invalid as against public policy.

Section 8 - Amending the Right to Indemnification

The right to indemnification under this Article XI may be amended only by the shareholders by an affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.  Any reduction in the right to indemnification may only be prospective from the date of such vote.

ARTICLE XII

AMENDMENTS

Section 1 – By Directors or Shareholders

Alteration, amendment, or repeal of the Bylaws may be made by a majority vote of the Board of Directors at any regular or special meeting, provided notice of such alteration, amendment, or repeal has been given to each director at least three (3) days prior to the meeting, and provided the shareholders have not in any particular instance otherwise provided.  Such alteration, amendment, or repeal may also be made if the votes cast in favor of amendment exceed the votes cast opposing the amendment at any annual or special meeting of the shareholders at which a quorum is in attendance.

Section 2 - Implied Amendments

Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the Bylaws then in effect but is taken or authorized by a vote that would be sufficient to amend the Bylaws so that the Bylaws would be consistent with such action, shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

ARTICLE XIII

SEAL

The Board of Directors may provide a corporate seal which may be circular in form and have inscribed thereon the name of the corporation and the state of incorporation and words “Corporate Seal”.

ARTICLE XIV

NOTICE

Section 1 – Notices Generally

Unless otherwise required by these Bylaws, the Corporation’s Articles of Incorporation or any applicable statute, notice required to be given under these Bylaws for any purpose may be given by written or oral notice or by notice communicated in person, by e-mail, telephone, telegraph, teletype, facsimile, or other form of wire or wireless communication, or by mail or private carrier or by any form of electronic transmission.

Section 2 – Notice to Shareholders

Written notice, which includes notice by any form of electronic transmission, to a shareholder shall be deemed to be effective on the earlier of:  (a) the date received; (b) the date it is deposited in the United States mail when addressed to the shareholder’s address shown in the Corporation’s current record of shareholders, with postage prepaid; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date sent, if transmitted by telegraph, teletype, facsimile or other form of wire or wireless communication; (e) the date delivered to a courier or deposited in a designated receptacle, if sent by private carrier, when addressed to the shareholder’s address shown in the Corporation’s current record of shareholders; or (f) when electronically transmitted to the shareholder in a manner authorized by the shareholder.

Section 3 – Notice to Directors

Written notice, which includes notice by any form of electronic transmission, to a director shall be deemed to be effective on the earlier of:  (a) the date received; (b) the date it is deposited in the United States mail, with postage prepaid, when addressed to the director at an address designated by him or her to receive such notice or in the absence of such designation, at his or her business or home address as they appear in the Corporation’s records; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date sent, if transmitted by telegraph, teletype, facsimile or other form of wire or wireless communication; (e) the date delivered to a courier or deposited in a designated receptacle, if sent by private carrier, when addressed to the director at an address designated by him or her to receive such notice or in the absence of such designation, at his or her business or home address as they appear in the Corporation’s records; or (f) when electronically transmitted to the director.

ARTICLE XV

EMERGENCY PREPAREDNESS

Section 1 - Emergencies

In the event of an emergency declared by the President of the United States, or the person performing his functions, or an emergency that is potentially dangerous to corporate personnel, the officers and employees of Corporation will continue to conduct the affairs of the Corporation under such guidance from the directors as may be available, except as to matters that by statute require specific approval of the Board of Directors, and subject to conformance with any governmental directives during the emergency.

Section 2 - Officers Pro Tempore and Disaster

The Board of Directors shall have the power, in the absence or disability of any officer, or upon the refusal of any officer to act, to delegate and prescribe such officer’s powers and duties to any other officer, or to any director, for the time being.  In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of Corporation by its directors and officers, as contemplated by these Bylaws, any three (3) or more available directors shall constitute an interim Executive Committee responsible for the full conduct and management of the affairs and business of the Corporation in accordance with the foregoing provisions of this Section.  Any provision of these Bylaws (other than this Section), and any resolutions that are contrary to the provisions of this Section, shall be suspended until it shall be determined by the interim Executive Committee acting under this Section that it shall be to the advantage of the Corporation to resume the conduct and management of its affairs and business under all of the other provisions of these Bylaws.

Section 3 - Alternate Locations

The offices of the Corporation at which its business shall be conducted shall be the main office thereof located at 1200 Hansen Road, Ashwaubenon, Wisconsin, and any other legally authorized location that may be leased or acquired by this Corporation to carry on its business. During an emergency resulting in any authorized place of business of this Corporation being unable to function, the business ordinarily conducted at such location shall be relocated elsewhere in suitable quarters, in addition to or in lieu of the locations heretofore mentioned, as may be designated by the Board of Directors or by the Executive Committee or by such persons as are then, in accordance with resolutions adopted from time to time by the Board of Directors dealing with the exercise of authority in the time of such emergency, conducting the affairs of this Corporation.  Any temporarily relocated place of business of this Corporation shall be returned to its legally authorized location as soon as practicable, and such temporary place of business shall then be discontinued.